UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5047

Tax-Free Fund of Colorado
(Exact name of Registrant as specified in charter)

380 Madison Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
380 Madison Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/11

Date of reporting period: 12/31/11

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report
December 31, 2011

TAX-FREE FUND OF COLORADO A tax-free income investment

Serving Colorado Investors For Close To 25 Years Tax-Free Fund of Colorado “Know Your Destination”

     February, 2012

Dear Fellow Shareholder:

     With all the turmoil going on in the financial markets lately, many people are asking themselves, “Just where should I put my money?”

     While that would appear to be an important question to ask, we believe a more prudent question is, “What are you saving for?”

     If it were possible to know in advance just when to buy or sell a security to maximize profit, constantly switching your investment vehicle, trying to capture the latest trend, could very well be uncomplicated. Unfortunately, “timing” the market with any degree of consistency is nearly impossible.

     We have generally found that for the average investor switching continuously from one security to another in the management of his/her investment portfolio tends to be fruitless. Indeed, it may often prove to be an ill-advised exercise. With the degree of volatility inherent in the markets, missing an upturn or downturn could adversely affect your performance.

     We believe the most practical way for you to invest is to focus on your goals, your time frame for achieving these goals, and your risk tolerance, instead of concentrating on what the market is or isn’t doing on a short-term basis.

     As an investor in Tax-Free Fund of Colorado, we think it’s important for you to focus on your ultimate destination – capital preservation and tax-free income – the key objective of your Fund.

     Since there may be many twists and turns on the road to financial health, what steps can you take to increase your odds of reaching your final destination safely?

•	Get assistance, if you need it – a financial professional can help answer your questions and get you going in the right direction.

•	Develop a map – where are you now? Where do you want to be? How long do you want to take to get there?

•	Make a plan and stick to it.

•	Periodically visit with your financial advisor to discuss your ongoing goals and circumstances.

NOT A PART OF THE ANNUAL REPORT

•	Develop an asset allocation model – in other words, diversify and don’t put all of your eggs in one basket.

•	Rebalance your portfolio periodically in line with your goals and timeline.

•	Stay focused on the long-term. You won’t stress about the little bumps along the way as long as you are sure you are on the right road.

     But, there is more to investing in Tax-Free Fund of Colorado than just capital preservation. If keeping what you have were your only objective, your piggy bank could serve as just an appropriate depository.

     Therefore, it should come as no surprise that another benefit that you gain from being an investor in Tax-Free Fund of Colorado is monthly double tax-free income.

     To use an analogy, people who buy the Fund probably wouldn’t buy a cow hoping to sell it when its market price increases at some future date. They would buy the cow and keep it for its continuing stream of milk. In the case of Tax-Free Fund of Colorado, the continuing stream is in the form of tax-free dividends.

     If capital preservation and tax-free income is your destination, your investment in Tax-Free Fund of Colorado puts you on a path with a fund that seeks this investment objective. As long as your financial plan is a sound one and is in line with your goals, it may be best not to get off the road looking for a short-cut. Chances are, you just may get lost.

Sincerely,

Lacy B. Herrmann Founder and Chairman Emeritus	Diana P. Herrmann President

Consideration should be given to the risks of investing, including: potential loss of value, market risk, interest rate risk, credit risk, and geographic concentration. Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For certain investors, some dividends may be subject to Federal and state taxes.

NOT A PART OF THE ANNUAL REPORT

Serving Colorado Investors For Close To 25 Years Tax-Free Fund of Colorado ANNUAL REPORT Management Discussion

2011 Review

     The United States government came to within hours of defaulting, certain municipal governments now have a higher credit rating than the Federal government and the Federal Open Market Committee reintroduced monetary policy from the 1960’s named after a Chubby Checker song. While all of these items are ripe fodder for a media circus, the most exaggerated story of the past year has been from a banking analyst quoted as claiming “hundreds of billions” of municipal bonds may default this year. Just as the shelves of grocery stores were fearfully stripped due to media hysteria preceding Hurricane Irene, investors were unduly frightened by the unusual market volatility of a normally staid asset class.

     And, much like the significance of Hurricane Irene was overstated by the media, the metaphorical storm of the municipal credit based defaults has proven significantly milder than initial headlines lead investors to believe. “Headline Risk” created by the financial media, however, has taken a toll on the municipal marketplace even despite the lesser level of defaults than predicted. Although distinct from credit risk, headline risk, has increased investor concerns regarding the municipal bond asset class. These concerns sent investors exiting the market at an inopportune time as bond prices decreased and yields rose. However, rising state revenues, meaningful expenditure reductions and attractive relative yields have overcome most fears as investors have returned to the municipal bond market.

     Ironically, the impending default risk of the Federal government proved less troublesome to the municipal market than the aforementioned municipal bond headline risk. In May, the Treasury Department reported that the debt limit of $14.29 trillion had been reached, but it could keep the government functioning normally until August 2. With significant opposition, the House of Representatives approved an agreement on August 1, by a 269 to 161 vote. The Senate passed the measure the following day, hours before the deadline set by the Treasury and it was signed shortly thereafter by the President, which provided the ability to make the necessary appropriations by the narrowest of margins. While the last-minute deal may have avoided a default, the spectacle raised the eyebrows of citizens and investors questioning the ability of our Federal government to make decisions about national debt and budgeting issues. The resulting effect on the municipal bond market is difficult to quantify since the event was spread over a broad period of time and largely priced into the market by the time it ultimately unfolded. The resulting damage inflicted on the credit side was shouldered primarily by certain state and local governments dependent upon Federal appropriations.

MANAGEMENT DISCUSSION (continued)

     On August 5, Standard & Poor’s downgraded the long-term sovereign credit rating of the United States of America for the first time ever. The rating of the nation was lowered one notch from AAA to AA+. The downgrade was largely credited to the instability of American policymaking, specifically the partisan fight over raising the nation’s debt ceiling. The market, in general, still views the nation in a triple-A light with Moody’s Investors Service affirming its Aaa U.S. rating and Fitch Ratings rating the sovereign debt of the Nation AAA. S&P analyzes state and local government credit quality independent of the Federal government placing certain state and local governments in higher ratings categories than the Nation, for the first time ever. S&P’s rating action and the negligible reaction of the municipal bond market to the downgrade demonstrate the resiliency of the municipal bond asset class. Furthermore, the effect on Colorado municipal bonds has been minor; the primary result being increased scrutiny of credits relying upon Federal appropriations. Nevertheless, the downgrade of the nation’s credit rating further reinforces the value of deep credit research and a disciplined approach to portfolio management.

     The Federal Open Market Committee continues its efforts to reinvigorate the economy, this time with Operation Twist designed to lower yields on long-term bonds through the purchase of $400 billion of longer-term Treasuries, and sale of $400 billion of Treasuries that mature in three months to three years. The “twist” term refers to early 1960s-era operations wherein the central bank sold shorter-dated securities and bought longer-dated securities in an effort to drive down long-term rates and stimulate economic growth. The intention of the policy is to make home loans and business loans more attractive to consumers encouraging home purchases and business expansion. At the very least, the result of this policy will be to keep long-term rates on Treasuries low, which should have a corresponding effect on highly rated municipal bonds forcing investors seeking higher yields to either look further out on the yield curve or at lower rated or nonrated sectors. We intend to remain focused on maintaining high credit quality through our proprietary research and local expertise. Through our internal credit process we will seek to continue to review lower rated investment grade bonds to find credits with minimal risk that we believe will outperform the market.

     Colorado’s economy continues to recover, albeit at a disconcertingly slow pace. The Colorado labor market improved slowly throughout the year producing a net gain of about 27,000 jobs during the year. While this is a positive sign, the 2011 job growth only represents approximately 20% of the jobs lost in the 2008 through 2010 period. Areas of strength included professional and business services, education and health services, and leisure and hospitality. Construction, information services, financial activities and the government sector all experienced declining employment during the year. The state unemployment rate ended the year at 7.9% versus 8.9% a year earlier.

     The Colorado housing market continues to fare slightly better than the national market. Home prices declined approximately 2.7% in the state versus the national 4.7% decline. There was a wide variance in regional home price performance with Boulder and Fort Collins showing strength

MANAGEMENT DISCUSSION (continued)

while Pueblo, Grand Junction and Greeley remained near cyclical lows. The pace of residential foreclosures in the state has slowed to a 5 year low, but there is still an overhang of unsold, bank-owned homes or “shadow inventory” that inhibits a robust rebound in prices. The commercial real estate market has also remained lethargic with office vacancy rates in the Denver Metro area around 15% and industrial and retail vacancy rates of 6% and 7.8%, respectively. Tight credit conditions and low absorption rates will likely continue to plague this sector of the economy until there is greater job growth and increased demand for goods and services.

     The Colorado municipal market experienced a significant contraction in new issues as state and local governments are generally not inclined to borrow for capital projects in the face of uncertain revenue streams and voter resistance to increased taxes for debt and operating mill levy increases. New issuance totaled approximately $3.8 billion for 2011 compared to $7-8 billion annually in the previous 5 years. Notable new issues during the year included $400 million Denver Public Schools, $416 million Colorado Health Facilities, and $203 million University of Colorado. We expect this low new issuance environment to remain as long as Colorado governments are required to make significant and difficult spending reductions to balance their budgets. It is important to note that the long history of Colorado governments’ ability and willingness to take the painful steps to protect principal and interest payments is a positive credit characteristic for bondholders.

     The portfolio characteristics of Tax-Free Fund of Colorado were largely unchanged for the year. The weighted average maturity remained just above 11 years, credit quality was AA/A and the average interest rate on the bonds in the Fund was 5%. We seek to continue to emphasize the stability of the dividend by maintaining an average of over 6 years until the first call date for the securities in the Fund. As the municipal bond market recovered from depressed prices early in the year, shareholders in the Class Y shares experienced an 8.96% total return for the year. This return was comprised of two components: the percentage change in the share value, which was 4.92%, and the amount of income distributed, which was 4.04% for the year.

2012 Strategy

     We have sought to maintain an investment strategy for Tax-Free Fund of Colorado that emphasizes intermediate maturities and investment grade credit quality securities for the past quarter century. Our goal has always been, and continues to be, providing an above average double tax-exempt dividend and a relatively stable share price. We will seek to accomplish this goal by limiting our interest rate sensitivity over the course of the year by reducing exposure to longer duration positions. Although it is difficult to see a meaningful increase in interest rates in the short run, we think now is a good time to prepare the portfolio for this eventuality. Bond prices have rebounded sharply from their lows earlier in 2011 and now offer, in our view, an opportunity to reduce the holdings that may be more volatile in a rising interest rate environment. Record low interest rates have generally tempted investors to add more risk to their portfolios by extending maturities to capture additional

MANAGEMENT DISCUSSION (continued)

yield. We believe that it is prudent to resist that temptation and seek to maintain a defensive position until more attractive yields are available.

     Furthermore, we have sought to reduce or eliminated positions where our analysis uncovered deteriorating underlying credit quality or issuers that were not meeting their disclosure requirements. We intend to continue to add to sectors where our credit research provides a competitive advantage to purchase bonds benefitting from wide credit spreads. Areas we have been targeting are those on the periphery of the credit spreads still providing significant security such as unlimited tax backed general obligation bonds and revenue obligations with strong legal covenants. In addition, we have sought to continue to add to some of the high quality positions the Fund currently owns. We believe that our emphasis on research combined with a defensive interest rate posture should provide our shareholders with a stable share price and reliable double tax-exempt income stream.

Thank you for your investment in Tax-Free Fund of Colorado.

Performance data represents past performance, but does not guarantee future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the data presented.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Tax-Free Fund of Colorado for the 10-year period ended December 31, 2011 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the “Barclays Capital Index”) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges, and being nationally oriented, does not reflect state specific bond market performance.

	Average Annual Total Return
	for periods ended December 31, 2011
				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A (commenced operations on 5/21/87)
With Maximum Sales Charge	4.48%	3.76%	3.95%	5.38%
Without Sales Charge	8.81	4.61	4.38	5.56
Class C (commenced operations on 4/30/96)
With CDSC	6.77	3.63	3.39	3.61
Without CDSC	7.80	3.63	3.39	3.61
Class Y (commenced operations on 4/30/96)
No Sales Charge	8.96	4.67	4.45	4.78
Barclays Capital Index	8.55	5.68	5.06	5.91	(Class A)
				5.26	(Class C & Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class’s income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
Tax-Free Fund of Colorado:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Free Fund of Colorado as of December 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2012

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (21.4%)	(unaudited)	Value

	Hospital (0.7%)
	Rangely, Colorado Hospital District Refunding
$2,000,000	5.500%, 11/01/22	Baa1/NR/NR	$2,145,740

	Metropolitan District (5.9%)
	Arapahoe, Colorado Park & Recreation District
1,070,000	5.000%, 12/01/17 NPFG Insured Pre-Refunded	A1/NR/NR	1,115,443
	Denver, Colorado International Business Center
	Metropolitan District No.1, Refunding
2,090,000	5.125%, 12/01/25	NR/BBB/NR	2,115,979
	Fraser Valley, Colorado Metropolitan Recreational
	District
1,875,000	5.000%, 12/01/25	NR/A/NR	2,047,856
	Hyland Hills Metro Park & Recreation District,
	Colorado
875,000	4.375%, 12/15/26 ACA Insured	NR/NR/NR*	753,839
	Lincoln Park, Colorado Metropolitan District,
	Refunding & Improvement
1,535,000	5.625%, 12/01/20	NR/BBB-/NR	1,565,378
	Meridian Metropolitan District, Colorado Refunding
1,645,000	4.500%, 12/01/23 Series A	NR/A-/A	1,760,315
	North Metro Fire Rescue District, Colorado
1,200,000	4.625%, 12/01/20 AMBAC Insured	NR/AA/NR	1,339,332
	Park Creek Metropolitan District, Colorado Revenue
	Refunding & Improvement - Senior Property Tax
	Support
2,000,000	5.500%, 12/01/21 AGMC Insured	NR/AA-/BBB+	2,337,260
	Poudre Tech Metropolitan District, Colorado
	Unlimited Property Tax Supported Revenue
	Refunding & Improvement, Series B
1,990,000	5.000%, 12/01/28 AGMC Insured	NR/AA-/NR	2,252,421
	Stonegate Village Metropolitan District, Colorado
	Refunding & Improvement
500,000	5.000%, 12/01/23 NPFG Insured	Baa2/A-/NR	537,725
900,000	5.000%, 12/01/24 NPFG Insured	Baa2/A-/NR	9 67,059
	Total Metropolitan District		16,792,607

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (14.8%)
	Adams & Arapahoe Counties, Colorado Joint School
	District #28J
$2,500,000	5.500%, 12/01/23	Aa2/AA-/NR	$2,972,900
	Adams & Weld Counties, Colorado School District
	#27J
1,000,000	5.375%, 12/01/26 NPFG Insured	Aa2/AA-/NR	1,107,080
	Arapahoe County, Colorado School District #001
	Englewood
3,235,000	5.000%, 12/01/27	Aa2/NR/NR	3,761,690
	Arapahoe County, Colorado School District #006
	Littleton
1,000,000	5.250%, 12/01/21 NPFG Insured Pre-Refunded	Aa1/AA/NR	1,044,730
	Boulder Larimer & Weld Counties, Colorado
1,260,000	5.000%, 12/15/26 AGMC Insured	Aa2/AA-/NR	1,400,679
1,500,000	5.000%, 12/15/28	Aa2/AA-/NR	1,698,840
	Clear Creek, Colorado School District
1,000,000	5.000%, 12/01/16 AGMC Insured Pre-Refunded	Aa3/AA-/NR	1,042,470
	Denver, Colorado City & County School District No. 1
3,000,000	5.250%, 12/01/27	Aa2/AA-/NR	3,471,060
	Denver, Colorado City & County School District
	No. 1 Series A
1,000,000	5.000%, 12/01/28	Aa2/AA-/NR	1,126,240
	Denver, Colorado City & County School District
	No. 1 Series C
1,900,000	3.000%, 12/01/23	Aa2/AA-/NR	1,997,280
	El Paso County, Colorado School District #20
1,500,000	5.000%, 12/15/14 NPFG Insured Pre-Refunded	Aa2/NR/NR	1,566,435
1,085,000	5.500%, 12/15/23 NPFG Insured Pre-Refunded	Aa2/NR/NR	1,191,851
	El Paso County, Colorado School District #20
1,500,000	4.500%, 12/15/25 AGMC Insured	Aa2/NR/NR	1,614,030
	El Paso County, Colorado School District #20
	Refunding
1,945,000	4.375%, 12/15/23	Aa2/NR/NR	2,251,337
	Garfield County, Colorado School District
1,250,000	5.000%, 12/01/17 AGMC Insured Pre-Refunded	Aa2/NR/NR	1,303,087

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	General Obligation Bonds (continued)	(unaudited)	Value

	School Districts (continued)
	Gunnison Watershed, Colorado School District
$1,025,000	5.250%, 12/01/26	Aa2/AA-/NR	$1,174,732
	Jefferson County, Colorado School District #R-001
3,000,000	5.250%, 12/15/25 AGMC Insured	Aa2/AA-/NR	3,374,010
	La Plata County, Colorado School District #9
1,500,000	5.000%, 11/01/18 NPFG Insured Pre-Refunded	NR/NR/NR*	1,558,095
	La Plata County, Colorado School District #9-R
	Durango Refunding
3,000,000	4.500%, 11/01/23	Aa2/NR/NR	3,477,090
	Teller County, Colorado School District #2
	Woodland Park
1,265,000	5.000%, 12/01/17 NPFG Insured Pre-Refunded	Aa2/AA-/NR	1,423,909
	Weld County, Colorado School District #2
1,315,000	5.000%, 12/01/15 AGMC Insured	Aa2/AA-/NR	1,364,852
	Weld County, Colorado School District #8
1,115,000	5.000%, 12/01/15 AGMC Insured Pre-Refunded	Aa2/AA-/NR	1,162,878
1,385,000	5.250%, 12/01/17 AGMC Insured Pre-Refunded	Aa2/AA-/NR	1,447,602
	Total School Districts		42,532,877
	Total General Obligation Bonds		61,471,224

	Revenue Bonds (76.3%)

	Airport (3.7%)
	Denver, Colorado City & County Airport Revenue
	System, Series A
1,210,000	5.250%, 11/15/28	A1/A+/A+	1,338,599
3,000,000	5.250%, 11/15/29	A1/A+/A+	3,297,360
	Denver, Colorado City & County Airport Revenue
	System, Series A Refunding
4,340,000	5.000%, 11/15/24	A1/A+/A+	4,870,782
	Walker Field, Colorado Public Airport Authority
	Airport Revenue
1,000,000	5.000%, 12/01/22	Baa2/NR/NR	1,016,820
	Total Airport		10,523,561

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Electric (3.1%)
	Colorado Springs, Colorado Utilities Revenue
$1,660,000	5.000%, 11/15/17 Pre-Refunded	Aa2/AA/NR	$1,728,077
	Colorado Springs, Colorado Utilities Revenue,
	Refunding Series A
2,000,000	4.750%, 11/15/27	Aa2/AA/AA	2,202,200
	Colorado Springs, Colorado Utilities Revenue,
	Refunding Series A-1
1,000,000	4.000%, 11/15/26	Aa2/AA/AA	1,062,860
1,000,000	4.000%, 11/15/27	Aa2/AA/AA	1,051,010
	Colorado Springs, Colorado Utilities Revenue
	Refunding Series B
1,285,000	5.250%, 11/15/23	Aa2/AA/AA	1,506,495
	Colorado Springs, Colorado Utilities Revenue
	Subordinated Lien Improvement Series B
1,160,000	5.000%, 11/15/23	Aa2/AA/AA	1,242,882
	Total Electric		8,793,524

	Higher Education (23.6%)
	Adams State College, Colorado Auxiliary Facilities
	Revenue Improvement Series A
1,000,000	5.200%, 05/15/27	Aa2/AA-/NR	1,110,120
	Adams State College, Colorado Auxiliary Facilities
	Revenue Refunding, Series B
3,000,000	4.500%, 05/15/29	Aa2/AA-/NR	3,159,240
	Boulder, Colorado Development Revenue UCAR
1,880,000	5.000%, 09/01/27 NPFG Insured	A2/A+/NR	1,895,115
	Colorado Educational & Cultural Facility Authority,
	Regis University Project
1,695,000	5.000%, 06/01/24 Radian Insured Pre-Refunded	NR/BBB/NR	1,872,416
	Colorado Educational & Cultural Facility Authority,
	Student Housing - Campus Village Apartments
	Refunding
2,935,000	5.375%, 06/01/28	NR/A/NR	3,052,517

     TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Colorado Educational & Cultural Facility Authority,
	University Corp. Atmosphere Project, Refunding
$1,700,000	5.000%, 09/01/22	A2/A+/NR	$1,935,195
1,635,000	5.000%, 09/01/28	A2/A+/NR	1,762,219
	Colorado Educational & Cultural Facility Authority,
	University of Colorado Foundation Project
2,110,000	5.000%, 07/01/17 AMBAC Insured Pre-Refunded	NR/NR/NR*	2,157,032
1,865,000	5.375%, 07/01/18 AMBAC Insured Pre-Refunded	NR/NR/NR*	1,909,984
	Colorado Educational & Cultural Facility Authority
	Revenue Refunding, University of Denver Project
1,000,000	5.250%, 03/01/26 NPFG Insured	A1/A+/NR	1,171,970
	Colorado Educational & Cultural Facility Authority
	Revenue Refunding, University of Denver Project,
	Series B
3,085,000	5.000%, 03/01/22 NPFG-FGIC Insured	A1/A+/NR	3,373,478
	Colorado Educational & Cultural Facility Authority,
	University of Denver Project, Series B Refunding
3,620,000	5.250%, 03/01/23 NPFG Insured	A1/A+/AA	3,980,443
	Colorado Mountain Jr. College District Student
	Housing Facilities Enterprise
1,000,000	4.500%, 06/01/18 NPFG Insured	Baa2/BBB/NR	1,025,760
1,825,000	5.000%, 06/01/23 NPFG Insured	Baa2/BBB/NR	1,856,883
	Colorado School of Mines Enterprise Refunding &
	Improvement
1,455,000	5.000%, 12/01/24	Aa2/AA-/NR	1,621,801
	Colorado State Board of Governors University
	Enterprise System, Series A, Refunding and
	Improvement
425,000	5.000%, 03/01/17 Pre-Refunded	Aa3/NR/NR	447,971
1,105,000	5.000%, 03/01/17 AMBAC Insured	Aa3/NR/NR	1,151,200
	Colorado State Board of Governors University
	Enterprise System, Series A
930,000	5.000%, 03/01/28 AGMC Insured	Aa3/AA-/NR	1,013,058

     TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Higher Education (continued)
	Colorado State COP University of Colorado at
	Denver Health Sciences Center Fitzsimons
	Academic Projects Series B
$3,135,000	5.250%, 11/01/25 NPFG Pre-Refunded	Baa2/AA-/NR	$3,651,366
	Mesa State College, Colorado Auxiliary Facilities
	Enterprise
1,000,000	5.000%, 05/15/20 Syncora Guarantee, Inc. Insured	A2/NR/NR	1,056,890
	Mesa State College, Colorado Auxiliary Facilities
	Enterprise
2,000,000	5.700%, 05/15/26 Pre-Refunded	NR/AA-/NR	2,539,000
	University of Colorado Enterprise System
2,325,000	5.000%, 06/01/15 AMBAC Insured Pre-Refunded	Aa2/AA-/NR	2,369,919
1,735,000	5.000%, 06/01/16 Pre-Refunded	Aa2/AA-/AAA	1,848,018
1,000,000	5.250%, 06/01/17 NPFG Insured Pre-Refunded	Aa2/AA-/NR	1,068,640
2,000,000	5.000%, 06/01/27	Aa2/AA-/AA+	2,280,900
2,000,000	4.750%, 06/01/27 Series A	Aa2/NR/AA+	2,236,220
	University of Colorado Enterprise System, Refunding,
	Series B
1,680,000	4.000%, 06/01/23	Aa2/AA-/AA+	1,849,865
	University of Colorado Enterprise System, Refunding
	& Improvement
3,905,000	5.000%, 06/01/24 NPFG Insured	Aa2/AA-/AA+	4,303,661
	University of Northern Colorado Greeley Institutional
	Enterprise Refunding, SHEIP, Series A
2,810,000	5.000%, 06/01/26	Aa2/AA-/NR	3,198,370
2,940,000	5.000%, 06/01/28	Aa2/AA-/NR	3,295,740
	University of Northern Colorado Refunding
1,000,000	5.000%, 06/01/24 AGMC Insured	Aa3/AA-/NR	1,059,600
	Western State College, Colorado Institutional
	Enterprise, SHEIP, Series A
1,160,000	5.000%, 05/15/24 Insured	Aa2/AA-/NR	1,312,981
	Western State College, Colorado, SHEIP
1,020,000	5.000%, 05/15/27	Aa2/AA-/NR	1,133,873
	Total Higher Education		67,701,445

     TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (10.7%)
	Colorado Health Facility Authority Hospital Revenue,
	Adventist Health/Sunbelt, Refunding
$2,500,000	5.125%, 11/15/29	Aa3/AA-/AA-	$2,614,025
	Colorado Health Facility Authority Hospital Revenue,
	Catholic Health
1,000,000	4.750%, 09/01/25 AGMC Insured	Aa2/AA/AA	1,054,620
	Colorado Health Facility Authority Hospital Revenue,
	Evangelical Lutheran Project Refunding
1,575,000	5.250%, 06/01/19	A3/A-/NR	1,689,896
1,000,000	5.250%, 06/01/21	A3/A-/NR	1,056,200
2,000,000	5.250%, 06/01/24	A3/A-/NR	2,076,240
	Colorado Health Facility Authority Hospital Revenue,
	NCMC, Inc., Project
2,000,000	5.250%, 05/15/26 Series A AGMC Insured	NR/AA-/A+	2,194,020
	Colorado Health Facility Authority Hospital Revenue,
	Poudre Valley Health Care Series F Refunding
4,760,000	5.000%, 03/01/25	A2/A/NR	4,848,631
	Colorado Health Facility Authority Hospital Revenue
	Refunding, Catholic Health, Series A
2,000,000	5.250%, 07/01/24	Aa2/AA/AA	2,235,800
	Colorado Health Facility Authority Hospital Revenue,
	Valley View Hospital Association, Refunding
1,500,000	5.500%, 05/15/28	NR/BBB+/NR	1,537,875
	Colorado Health Facility Authority, Catholic Health
	Initiatives, Series D
2,000,000	5.000%, 10/01/16	Aa2/AA/AA	2,295,300
1,000,000	6.000%, 10/01/23	Aa2/AA/AA	1,180,420
	Colorado Health Facility Authority, Sisters
	Leavenworth, Refunding
3,000,000	5.250%, 01/01/25	Aa3/AA/AA-	3,306,000
	Denver, Colorado Health & Hospital Authority
	Healthcare, Series A Refunding
2,000,000	5.000%, 12/01/18	NR/BBB/BBB+	2,115,600
1,500,000	5.000%, 12/01/19	NR/BBB/BBB+	1,562,760

     TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Hospital (continued)
	Park Hospital District Larimer County, Colorado
	Limited Tax Revenue
$1,010,000	4.500%, 01/01/21 AGMC Insured	Aa3/AA-/NR	$1,057,642
	Total Hospital		30,825,029

	Housing (1.5%)
	Colorado Housing & Finance Authority
130,000	6.050%, 10/01/16 Series 1999A3	Aa2/NR/NR	133,488
	Colorado Housing & Finance Authority, Single
	Family Program Refunding Series B
45,000	5.000%, 08/01/13 Series 2001	A1/A+/NR	44,971
	Colorado Housing Finance Authority, Single Family
	Mortgage
10,000	5.700%, 10/01/22 Series 2000C3	Aa2/AA/NR	10,170
	Colorado Housing & Finance Authority, Single Family
	Mortgage Class II
795,000	5.500%, 11/01/29	Aaa/AAA/NR	817,896
	Colorado Housing Finance Authority, Single Family
	Mortgage Class III Series A-5
2,495,000	5.000%, 11/01/34	A2/A+/NR	2,502,211
	Colorado Housing Finance Authority, Single Family
	Mortgage Subordinated
10,000	5.400%, 10/01/12 Series 2000D	A1/A+/NR	10,053
	Colorado Housing and Finance Authority, Multi-
	Family Project C1-II Series A-2
870,000	5.400%, 10/01/29	Aa2/AA/NR	9 11,830
	Total Housing		4,430,619

	Lease (18.3%)
	Adams 12 Five Star Schools, Colorado COP
1,770,000	4.625%, 12/01/24	Aa3/A+/NR	1,903,529
500,000	5.000%, 12/01/25	Aa3/A+/NR	544,040
	Adams County, Colorado Corrections Facility COP,
	Series B
1,600,000	5.000%, 12/01/26	Aa2/AA/NR	1,732,768
1,200,000	5.125%, 12/01/27	Aa2/AA/NR	1,301,040

     TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (continued)
	Aurora, Colorado COP, Refunding Series A
$1,500,000	5.000%, 12/01/26	Aa2/AA-/NR	$1,667,295
	Brighton, Colorado COP Refunding Series A
1,865,000	5.000%, 12/01/24 AGMC Insured	Aa3/AA-/NR	2,080,426
	Broomfield, Colorado COP
2,000,000	4.500%, 12/01/28	Aa3/NR/NR	2,128,200
	Colorado Educational & Cultural Facilities Authority,
	Aurora Academy Project
1,255,000	5.250%, 02/15/24 Syncora Guarantee, Inc. Insured	NR/A/NR	1,257,159
	Colorado Educational & Cultural Facilities Authority,
	Ave Maria School Project Refunding
1,000,000	4.850%, 12/01/25 Radian Insured	NR/NR/NR*	941,050
	Colorado Educational & Cultural Facilities Authority,
	Charter School - James, Refunding & Improvement
3,000,000	5.000%, 08/01/27 AGC Insured	NR/AA-/NR	3,031,830
	Colorado Educational & Cultural Facilities Authority,
	Peak to Peak Charter School, Refunding
1,500,000	5.250%, 08/15/24 Syncora Guarantee, Inc. Insured	NR/A/NR	1,514,100
	Colorado State BEST COP Series G
3,000,000	4.250%, 03/15/23	Aa2/AA-/NR	3,324,690
	Colorado State Higher Education Capital
	Construction Lease
3,000,000	5.250%, 11/01/23	Aa2/AA-/NR	3,374,100
1,690,000	5.000%, 11/01/26	Aa2/AA-/NR	1,911,965
	Denver, Colorado City and County COP (Botanical
	Gardens)
2,015,000	5.250%, 12/01/22	Aa2/AA+/AA+	2,335,304
	Douglas County, Colorado School District No. RE-1
	Douglas & Elbert Counties COP
3,075,000	5.000%, 01/15/29	Aa2/NR/NR	3,316,418
	El Paso County, Colorado COP (Judicial Complex
	Project) Series A
1,820,000	4.500%, 12/01/26 AMBAC Insured	NR/AA-/NR	1,888,723

     TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Lease (continued)
	El Paso County, Colorado COP (Pikes Peak Regional
	Development Authority)
$1,925,000	5.000%, 12/01/18 AMBAC Insured	NR/AA-/NR	$2,058,595
	Fort Collins, Colorado Lease COP Series A
3,020,000	4.750%, 06/01/18 AMBAC Insured	Aa1/NR/NR	3,273,438
	Fremont County, Colorado COP Refunding &
	Improvement Series A
2,075,000	5.000%, 12/15/18 NPFG Insured	Baa2/BBB/NR	2,153,975
	Garfield County, Colorado COP Public Library
	District
1,000,000	5.375%, 12/01/27	NR/A/NR	1,079,010
	Gypsum, Colorado COP
1,050,000	5.000%, 12/01/28	NR/A+/NR	1,108,664
	Northern Colorado Water Conservancy District COP
1,000,000	5.000%, 10/01/15 NPFG Insured	Baa2/AA-/NR	1,019,630
	Pueblo, Colorado COP (Police Complex Project)
2,170,000	5.500%, 08/15/22 AGMC Insured	Aa3/AA-/NR	2,491,659
	Rangeview Library District Project, Colorado COP
2,210,000	5.000%, 12/15/26 AGMC Insured	Aa3/AA-/NR	2,387,286
1,000,000	5.000%, 12/15/28 AGMC Insured	Aa3/AA-/NR	1,066,960
	Westminster, Colorado COP
1,480,000	4.250%, 12/01/22 AGMC Insured	Aa3/AA-/NR	1,622,391
	Total Lease		52,514,245

	Sales Tax (5.4%)
	Boulder, Colorado Open Space Capital Improvement
1,630,000	5.000%, 07/15/17 NPFG Insured Pre-Refunded	Aa1/AA/NR	1,670,978
	Boulder County, Colorado Open Space Capital
	Improvement Series A
1,500,000	5.000%, 01/01/24 AGMC Insured Pre-Refunded	Aa3/AA/NR	1,693,305
	Commerce City, Colorado Sales & Use Tax Revenue
1,000,000	5.000%, 08/01/21 AMBAC Insured	NR/A+/NR	1,090,190
	Denver, Colorado City & County Excise Tax Revenue
	Refunding Series A
4,000,000	5.250%, 09/01/19 AGMC Insured	Aa3/AA-/AA-	4,867,720

     TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Sales Tax (continued)
	Gypsum County, Colorado Sales Tax & General Fund
	Revenue
$1,690,000	5.250%, 06/01/30 AGMC Insured	NR/AA-/NR	$1,769,177
	Park Meadows Business Implementation District,
	Colorado Shared Sales Tax Revenue
1,500,000	5.300%, 12/01/27	NR/NR/NR*	1,401,990
	Pueblo, Colorado Urban Renewal Authority,
	Refunding & Improvement, Series B
1,250,000	5.250%, 12/01/28	A2/A/NR	1,378,863
	Steamboat Springs, Colorado Redevelopment
	Authority Tax Increment Refunding &
	Improvement, Base Area Redevelopment Project
1,575,000	4.500%, 12/01/26	A1/NR/NR	1,703,347
	Total Sales Tax		15,575,570

	Transportation (1.3%)
	Regional Transportation District, Colorado COP,
	Series A
3,500,000	5.000%, 06/01/25 AMBAC Insured	Aa3/A-/AA-	3,655,610

	Water & Sewer (6.7%)
	Aurora, Colorado Water Improvement Revenue First
	Lien, Series A
1,250,000	5.000%, 08/01/25 AMBAC Insured	Aa2/NR/AA	1,387,537
	Broomfield, Colorado Sewer and Waste Water
	Revenue
1,985,000	5.000%, 12/01/15 AMBAC Insured	A1/NR/NR	2,010,229
	Broomfield, Colorado Water Activity Enterprise
1,500,000	5.300%, 12/01/12 NPFG Insured	A1/NR/NR	1,512,780
1,730,000	5.250%, 12/01/13 NPFG Insured	A1/NR/NR	1,744,411
	Colorado Water Resource & Power Development
	Authority
2,675,000	5.000%, 09/01/16 NPFG Insured	Baa2/BBB/NR	2,856,365
1,855,000	5.000%, 09/01/17 NPFG Insured	Baa2/BBB/NR	1,971,902

TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

		Rating
		Moody’s, S&P
Principal		and Fitch
Amount	Revenue Bonds (continued)	(unaudited)	Value

	Water & Sewer (continued)
	Colorado Water Resource & Power Development
	Authority Clean Water Revenue Series A
$260,000	5.000%, 09/01/12 Un-Refunded portion	Aaa/AAA/AAA	$260,850
	Denver, Colorado City and County Wastewater
	Revenue
1,560,000	5.000%, 11/01/15 NPFG Insured	Aa2/AAA/AAA	1,616,987
	Erie, Colorado Water Enterprise Revenue, Series A
1,000,000	5.000%, 12/01/25 AGMC Insured	Aa3/NR/NR	1,102,920
	Greeley, Colorado Water Revenue
1,920,000	4.200%, 08/01/24 NPFG Insured	Aa2/AA-/NR	2,014,368
	Woodmoor, Colorado Water & Sanitation District #1
	Enterprise
2,570,000	4.500%, 12/01/26	NR/AA-/NR	2,833,271
	Total Water & Sewer		19,311,620

	Miscellaneous Revenue (2.0%)
	Colorado Educational & Cultural Facility Authority,
	Independent School Revenue Refunding, Kent
	Denver School Project
1,000,000	5.000%, 10/01/30	NR/A-/NR	1,054,360
	Colorado Educational & Cultural Facility Authority,
	Independent School Revenue Refunding, Vail
	Mountain School Project
1,820,000	6.000%, 05/01/30	NR/BBB-/NR	1,856,819
	Colorado Educational & Cultural Facility Authority
	Revenue Charter School, Colorado Springs
	Charter Academy
2,915,000	5.250%, 07/01/28	NR/A/NR	2,809,098
	Total Miscellaneous Revenue		5,720,277

	Total Revenue Bonds		219,051,500

	Total Investments (cost $264,939,696 – note 4)	97.7%	280,522,724
	Other assets less liabilities	2.3	6,489,794
	Net Assets	100.0%	$287,012,518

     TAX-FREE FUND OF COLORADO
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2011

*
Any security not rated (NR) by any of the Nationally Recognized Statistical Rating Organizations (“NRSRO” or credit rating agency) has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a NRSRO.

		Percent of
	Portfolio Distribution By Quality Rating (unaudited)	Investments1
	Aaa of Moody’s or AAA of S&P or Fitch	1.0%
	Pre-Refunded Bonds2/Escrowed to Maturity Bonds	12.8
	Aa of Moody’s or AA of S&P or Fitch	55.4
	A of Moody’s or S&P or Fitch	21.2
	Baa of Moody’s or BBB of S&P or Fitch	8.5
	Not rated*	1.1
		100.0%

1	Where applicable, calculated using the highest rating of the three NRSROs.

2	Pre-refunded bonds are bonds for which U.S. Govenment Obligations have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABBREVIATIONS:
ACA - American Capital Assurance Financial Guaranty Corp.
AGC - Assured Guaranty Corp.
AGMC - Assured Guaranty Municipal Corp.
AMBAC - American Municipal Bond Assurance Corp.
BEST - Building Excellent Schools Today
COP - Certificates of Participation
FGIC - Financial Guaranty Insurance Co.
NPFG - National Public Finance Guarantee
NR - Not Rated
SHEIP - State Higher Education Intercept Program
UCAR - University Corporation for Atmospheric Research

See accompanying notes to financial statements.

     TAX-FREE FUND OF COLORADO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

ASSETS
Investments at value (cost $264,939,696)	$280,522,724
Cash	4,338,767
Interest receivable	2,235,069
Receivable for Fund shares sold	564,016
Other assets	13,683
Total assets	287,674,259
LIABILITIES
Dividends payable	337,032
Management fee payable	120,143
Payable for Fund shares redeemed	111,050
Distribution and service fees payable	3,310
Accrued expenses	90,206
Total liabilities	661,741
NET ASSETS	$287,012,518
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share.	$269,951
Additional paid-in capital	271,941,338
Net unrealized appreciation on investments (note 4)	15,583,028
Accumulated net realized loss on investments	(831,704)
Undistributed net investment income	49,905
	$287,012,518
CLASS A
Net Assets	$221,007,077
Capital shares outstanding	20,789,174
Net asset value and redemption price per share	$10.63
Maximum offering price per share (100/96 of $10.63 adjusted to nearest cent)	$11.07
CLASS C
Net Assets	$29,321,375
Capital shares outstanding	2,763,477
Net asset value and offering price per share	$10.61
Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
during the first 12 months after purchase)	$10.61	*
CLASS Y
Net Assets	$36,684,066
Capital shares outstanding	3,442,481
Net asset value, offering and redemption price per share	$10.66

See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Investment Income:

Interest income		$12,228,499

Expenses:

Management fee (note 3)	$1,359,990
Distribution and service fees (note 3)	365,023
Transfer and shareholder servicing agent fees	165,851
Trustees’ fees and expenses (note 8)	121,567
Legal fees (note 3)	89,490
Shareholders’ reports and proxy statements	51,538
Custodian fees (note 6)	24,576
Auditing and tax fees	21,850
Registration fees and dues	17,449
Insurance	13,260
Chief compliance officer services (note 3)	4,508
Miscellaneous	32,968
Total expenses	2,268,070

Expenses paid indirectly (note 6)	(40)
Net expenses		2,268,030
Net investment income		9,960,469

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities transactions	(776,492)
Change in unrealized appreciation on investments	13,671,367

Net realized and unrealized gain (loss) on investments		12,894,875
Net change in net assets resulting from operations		$22,855,344

See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
OPERATIONS:
Net investment income	$9,960,469	$10,512,273
Net realized gain (loss) from securities transactions	(776,492)	346,685
Change in unrealized appreciation (depreciation) on investments	13,671,367	(7,701,088)
Change in net assets from operations	22,855,344	3,157,870

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
Class A Shares:
Net investment income	(7,925,888)	(8,352,842)

Class C Shares:
Net investment income	(720,167)	(655,304)

Class Y Shares:
Net investment income	(1,297,116)	(1,512,329)
Change in net assets from distributions	(9,943,171)	(10,520,475)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	47,054,769	79,757,891
Reinvested dividends and distributions	6,118,139	6,242,951
Cost of shares redeemed	(52,115,529)	(56,440,080)
Change in net assets from capital share transactions	1,057,379	29,560,762

Change in net assets	13,969,552	22,198,157

NET ASSETS:
Beginning of period	273,042,966	250,844,809
End of period*	$287,012,518	$273,042,966

* Includes undistributed net investment income of:	$49,905	$33,284

See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. Organization

     Tax-Free Fund of Colorado (the “Fund”), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class Y Shares are sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee. On April 30, 1998, the Fund established Class I Shares which are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If a market quotation or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b)	Fair Value Measurements: The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions

     TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

(unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s net assets as of December 31, 2011:

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs —
Municipal Bonds*	280,522,724
Level 3 – Significant Unobservable Inputs	—
Total	$280,522,724

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve from all, or substantially all, Federal income and excise taxes.

Management has reviewed the tax positions for each of the open tax years (2008-2010) or expected to be taken in the Fund’s 2011 tax returns and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

     TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2011, the Fund decreased undistributed net investment income by $677 and increased additional paid-in capital by $677 due primarily to differing book/tax treatment of distributions and bond amortization. These reclassifications had no effect on net assets or net asset value per share.

i)
Accounting pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board. The amendments are effective during interim and annual periods beginning after December 15, 2011.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these updates and amendments may have on the Fund’s financial statements.

3. Fees and Related Party Transactions

a) Management Arrangements:

     AquilaInvestmentManagementLLC(the“Manager”),awholly-ownedsubsidiaryofAquilaManagement Corporation, the Fund’s founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides

     TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager’s services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund’s accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund’s net assets.

     Kirkpatrick Pettis Capital Management, (the “Sub-Adviser”) serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund’s portfolio. For its services, the Sub-Adviser is entitled to receive a fee from theManager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Fund’s net assets.

     Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts. While the Board of Trustees and shareholders approved an amendment to the Fund’s Distribution Plan applicable to Class A Shares which permits the Fund to make distribution fee payments at the rate of up to 0.15 of 1% on the entire net assets represented by Class A Shares, the Fund currently makes payment of this distribution fee at the annual rate of 0.05 of 1%. For the year ended December 31, 2011, distribution fees on Class A Shares amounted to $105,929 of which the Distributor retained $4,009.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares and for the year ended December 31, 2011, amounted to $194,321. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services

     TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25 of 1% of the Fund’s average net assets represented by Class C Shares and for the year ended December 31, 2011, amounted to $64,773. The total of these payments with respect to Class C Shares amounted to $259,094 of which the Distributor retained $43,372.

     Specific details about the Plans are more fully defined in the Fund’s Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund’s shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), the Fund’s shares are sold primarily through the facilities of these intermediaries having offices within Colorado, with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2011, total commissions on sales of Class A Shares amounted to $298,857 of which the Distributor received $66,054.

c) Other Related Party Transactions:

     On June 1, 2011, Bingham McCutchen LLP replaced Butzel Long PC (“Butzel”) as counsel to the Fund. During the period January 1, 2011 to May 31, 2011, the Fund incurred $50,794 of legal fees allocable to Butzel for legal services in conjunction with the Fund’s ongoing operations. During this period, the Fund’s former Secretary was Of Counsel to Butzel.

4. Purchases and Sales of Securities

     During the year ended December 31, 2011, purchases of securities and proceeds from the sales of securities aggregated $35,712,150 and $38,564,805, respectively.

     At December 31, 2011, the aggregate tax cost for all securities was $264,889,791. At December 31, 2011, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $15,980,791 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $347,858 for a net unrealized appreciation of $15,632,933.

5. Portfolio Orientation

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers’ ability to meet their obligations.

6. Expenses

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

     TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

7. Capital Share Transactions

Transactions in Capital Shares of the Fund were as follows:

	Year Ended		Year Ended
	December 31, 2011		December 31, 2010
	Shares	Amount	Shares	Amount
Class A Shares:
Proceeds from shares sold	2,293,034	$23,781,844	2,627,817	$27,489,572
Reinvested distributions	474,843	4,914,368	482,245	5,039,165
Cost of shares redeemed	(3,000,623)	(30,819,974)	(2,547,611)	(26,506,999)
Net change	(232,746)	(2,123,762)	562,451	6,021,738
Class C Shares:
Proceeds from shares sold	1,018,431	10,588,409	1,655,215	17,288,195
Reinvested distributions	51,116	528,259	44,886	468,241
Cost of shares redeemed	(849,482)	(8,765,597)	(576,250)	(5,963,087)
Net change	220,065	2,351,071	1,123,851	11,793,349
Class Y Shares:
Proceeds from shares sold	1,224,679	12,684,516	3,334,401	34,980,124
Reinvested distributions	65,185	675,512	70,116	735,545
Cost of shares redeemed	(1,214,145)	(12,529,958)	(2,301,529)	(23,969,994)
Net change	75,719	830,070	1,102,988	11,745,675
Total transactions in Fund shares	63,038	$1,057,379	2,789,290	$29,560,762

8. Trustees’ Fees and Expenses

     At December 31, 2011 there were 9 Trustees, one of whom is affiliated with the Manager and is not paid any fees. The total amount of Trustees’service fees (for carrying out their responsibilities) and attendance fees paid during the year ended December 31, 2011 was $94,001. Attendance fees are paid to those in attendance at regularly scheduled quarterly Board Meetings and meetings of the independent Trustees held prior to each quarterly Board Meeting, as well as additional meetings (such asAudit, Nominating, Shareholder and special meetings). Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended December 31, 2011, such meeting-related expenses amounted to $27,566.

     TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

9. Securities Traded on a When-Issued Basis

     The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. Income Tax Information and Distributions

     The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. Due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund’s net investment income, and/or net realized securities gains. As a result of the passage of the Regulated Investment Company Act of 2010 (“the Act”), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before capital losses incurred prior to the enactment of the Act. At December 31, 2011, the Fund had capital loss carry forwards of $831,704 of which $55,212 expires in 2017 and $501,576 and $274,916 have no expiration and retain their character of short-term and long-term, respectively.

     The tax character of distributions:

	Year Ended December 31,
	2011	2010
Net tax-exempt income	$9,943,171	$10,520,475
Ordinary income	–	–
	$9,943,171	$10,520,475

     TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2011

As of December 31, 2011 the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$337,032
Unrealized appreciation	15,632,933
Other temporary differences	(337,032)
$15,632,933

The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid.

11. Ongoing Development

Since December 2007, the three major credit rating agencies (Standard & Poor’s, Moody’s and Fitch) downgraded or eliminated ratings of the majority of the municipal bond insurance companies due to loss of capital from investments in subprime mortgages. Only a few insurers are now deemed to be investment grade. Thus, while certain bonds have insurance, some are no longer rated based upon the ratings of their insurers. Furthermore, because the ability of many of the Fund’s insurers to pay claims has been downgraded, the protection of such insurance has been diminished, and there is no assurance that some of them may be relied upon for payment.

TAX-FREE FUND OF COLORADO
     FINANCIAL HIGHLIGHTS YEAR ENDED DECEMBER 31, 2010

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.14	$10.39	$9.88	$10.23	$10.32
Income (loss) from investment operations:
Net investment income(1)	0.39	0.40	0.40	0.40	0.39
Net gain (loss) on securities (both realized and unrealized)	0.49	(0.25)	0.52	(0.34)	(0.07)
Total from investment operations	0.88	0.15	0.92	0.06	0.32
Less distributions (note 10):
Dividends from net investment income	(0.39)	(0.40)	(0.41)	(0.41)	(0.41)
Distributions from capital gains	–	–	–	–	–
Total distributions	(0.39)	(0.40)	(0.41)	(0.41)	(0.41)
Net asset value, end of period	$10.63	$10.14	$10.39	$9.88	$10.23
Total return (not reflecting sales charge)	8.81%	1.38%	9.42%	0.57%	3.21%
Ratios/supplemental data
Net assets, end of period (in millions)	$221	$213	$213	$183	$185
Ratio of expenses to average net assets	0.75%	0.73%	0.77%	0.80%	0.80%
Ratio of net investment income to average net assets	3.75%	3.81%	3.94%	3.90%	3.80%
Portfolio turnover rate	13%	14%	12%	25%	9%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.75%	0.73%	0.77%	0.79%	0.79%
____________________
(1) Per share amounts have been calculated using the daily average shares method.

See accompanying notes to financial statements.

TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C										Class Y
	Year Ended December 31,										Year Ended December 31,
	2011		2010		2009		2008		2007		2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.12		$10.37		$9.86		$10.21		$10.30		$10.16	$10.41	$9.90	$10.25	$10.35
Income (loss) from investment operations:
Net investment income(1)	0.29		0.30		0.30		0.30		0.29		0.39	0.40	0.41	0.40	0.40
Net gain (loss) on securities (both realized and unrealized)	0.49		(0.25)		0.52		(0.34)		(0.06)		0.50	(0.25)	0.51	(0.33)	(0.08)
Total from investment operations	0.78		0.05		0.82		(0.04)		0.23		0.89	0.15	0.92	0.07	0.32
Less distributions (note 10):
Dividends from net investment income	(0.29)		(0.30)		(0.31)		(0.31)		(0.32)		(0.39)	(0.40)	(0.41)	(0.42)	(0.42)
Distributions from capital gains	–		–		–		–		–		–	–	–	–	–
Total distributions	(0.29)		(0.30)		(0.31)		(0.31)		(0.32)		(0.39)	(0.40)	(0.41)	(0.42)	(0.42)
Net asset value, end of period	$10.61		$10.12		$10.37		$9.86		$10.21		$10.66	$10.16	$10.41	$9.90	$10.25
Total return	7 .80	%(2)	0.42	%(2)	8.40	%(2)	(0.39	)%(2)	2.24	%(2)	8.96%	1.44%	9.47%	0.63%	3.17%
Ratios/supplemental data
Net assets, end of period (in millions)	$29		$26		$14		$8		$11		$37	$34	$24	$11	$6
Ratio of expenses to average net assets	1.70%		1.67%		1.71%		1.75%		1.75%		0.70%	0.67%	0.72%	0.75%	0.75%
Ratio of net investment income to average net assets	2.79%		2.83%		2.95%		2.95%		2.85%		3.80%	3.85%	3.97%	3.96%	3.84%
Portfolio turnover rate	13%		14%		12%		25%		9%		13%	14%	12%	25%	9%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.70%		1.67%		1.71%		1.74%		1.74%		0.70%	0.67%	0.72%	0.74%	0.73%
____________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) Not reflecting CDSC.

See accompanying notes to financial statements.

Additional Information (unaudited)

Trustees(1)
and Officers
Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(4)

Diana P. Herrmann New York, NY (02/25/58)	Trustee since 2000 and President since 1999
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			12	ICI Mutual Insurance Company, a Risk Retention Group (2006- 2009 and since 2010)

Non-interested Trustees

Anne J. Mills Highlands Ranch, CO (12/23/38)	Chair of the Board of Trustees since 2005 and Trustee since 1987	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2009; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Tucker Hart Adams Colorado Springs, CO (01/11/38)	Trustee since 1989	Senior Partner, Summit Economics, since 2010; President, The Adams Group, an economic consulting firm, 1989-2010; formerly Chief Economist, United Banks of Colorado; currently or formerly active with numerous professional and community organizations.	4
Trustee, Colorado Health Facilities Authority; advisory board, Griffis/Blessings, Inc. (commercial property development and management); advisory board, Kachi Partners (middle market buyouts); formerly Director, Touch America and Mortgage Analysis Computer Corp.

Ernest Calderón Phoenix, AZ (10/24/57)	Trustee since 2009	Founder, Calderón Law Offices, since 2004; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; member, Arizona Board of Regents president emeritus and member of Governor Janice Brewer’s Transition Team, 2008-2009; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	3	None

Thomas A. Christopher Danville, KY (12/19/47)	Trustee since 2004	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc. (2010); currently or formerly active with various professional and community organizations.	5	None

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Gary C. Cornia Orem, UT (06/24/48)	Trustee since 2000	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	5	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

Grady Gammage, Jr. Phoenix, AZ (10/01/51)	Trustee since 2009	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	4	None

Lyle W. Hillyard Logan, UT (09/25/40)	Trustee since 2006	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	3	None

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Date of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

John C. Lucking Phoenix, AZ (05/20/43)	Trustee since 2000	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	3	Formerly Director, Sanu Resources

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Fund at this time in light of the Fund’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:	Over 25 years of experience in mutual fund management.

Anne J. Mills:	Extensive financial and management experience; knowledgeable about operation and governance of mutual funds.

Tucker Hart Adams:	Experienced economist with extensive knowledge of the Colorado region.

Ernest Calderón:	Lawyer, active in public affairs in the Rocky Mountain region.

Thomas A. Christopher:	Experienced trustee of mutual funds, knowledgeable about financial and local matters.

Gary C. Cornia:	Experienced educator in business and finance.

Grady Gammage, Jr.:	Lawyer, educator, active in land use, water issues and other public affairs.

Lyle W. Hillyard:	Lawyer, experienced legislator in the Rocky Mountain region.

John C. Lucking:	Experienced economist in the Rocky Mountain region.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Positions
Held with
Name,	Fund and
Address(2)	Length of
and Date of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Chairman Emeritus(6)

Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2005; Chairman of the Board of Trustees, 1987-2004
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.

Officers

Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market Funds, 1988-2003.

Marie E. Aro Denver, CO (02/10/55)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Positions
Held with
Name,	Fund and
Address(2)	Length of
and Date of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Paul G. O’Brien Charlotte, NC (11/28/59)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (07/31/54)	Senior Vice President since 2009
Senior Vice President, Tax-Free Fund of Colorado, since 2009; Senior Vice President, Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund since 1999; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, U.S. Securities and Exchange Commission, 1972-1993.

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Positions
Held with
Name,	Fund and
Address(2)	Length of
and Date of Birth	Service(3)	Principal Occupation(s) During Past 5 Years

Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

_____________________
(1) The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 MadisonAvenue, Suite 2300, NewYork, NY10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(5) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(6) The Chairman Emeritus may attend Board meetings but has no voting power.

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Six months ended December 31, 2011

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	5.01%	$1,000.00	$1,050.10	$3.93
Class C	4.51%	$1,000.00	$1,045.10	$8.76
Class Y	5.13%	$1,000.00	$1,051.30	$3.67

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 0.76%, 1.70% and 0.71% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares.  The example does not reflect the deduction of contingent deferred sales charges (“CDSC”) with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2011

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,021.37	$3.87
Class C	5.00%	$1,000.00	$1,016.64	$8.64
Class Y	5.00%	$1,000.00	$1,021.63	$3.62

(1)
Expenses are equal to the annualized expense ratio of 0.76%, 1.70% and 0.71% for the Fund’s Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of the Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. The Fund may also disclose other portfolio holdings as of a specified date (currently the Fund discloses its five largest holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

     The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2011 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at www. sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code and no action on the part of shareholders is required.

     For the calendar year ended December 31, 2011, $9,943,171 of dividends paid by Tax-Free Fund of Colorado, constituting 100% of total dividends paid during calendar year 2011 were exempt-interest dividends.

     Prior to February 15, 2012, shareholders were mailed the approriate tax form(s) which contained information on the status of distributions paid for the 2011 calendar year.

PRIVACY NOTICE (unaudited)

Tax-Free Fund of Colorado

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund’s transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

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Founders
Lacy B. Herrmann, Chairman Emeritus
Aquila Management Corporation

Manager
AQUILA INVESTMENT MANAGEMENT LLC
380 Madison Avenue, Suite 2300
New York, New York 10017

Investment Sub-Adviser
KIRKPATRICK PETTIS CAPITAL MANAGEMENT
1600 Broadway, Suite 1100
Denver, Colorado 80202

Board of Trustees
Anne J. Mills, Chair
Tucker Hart Adams
Ernest Calderón
Thomas A. Christopher
Gary C. Cornia
Grady Gammage, Jr.
Diana P. Herrmann
Lyle W. Hillyard
John C. Lucking

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Alan R. Stockman, Senior Vice President
Robert S. Driessen, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

Transfer and Shareholder Servicing Agent
BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadephia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of December 31, 2011 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at www.aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Registrant has determined that it does not have at least one audit committee financial expert serving on its audit committee.  The Registrant does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Registrant, confronts the Trustees with a wide and expanding range of issues and responsibilities. The Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Registrant invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities.  The Board believes that its current membership satisfies those criteria.  It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Registrant's operations and affairs would also contribute added value. However, the Board believes that the Registrant is better served, and its assets better employed, by a policy of hiring experts in various the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility.  The Registrant's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $18,500 in 2010 and $18,500 in 2011.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees - The Registrant was billed by the principal accountant $3,300 and $3,400 in 2010 and 2011, respectively, for return preparation and tax compliance.

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAX-FREE FUND OF COLORADO

By:	/s/ Diana P. Herrmann
President and Trustee March 7, 2012

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann President and Trustee March 7, 2012

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer March 7, 2012

TAX-FREE FUND OF COLORADO

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.